================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                    1-13817                11-2908692
 -------------------------------      -----------          -------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)       File Number          Identification No.)

             11615 North Houston Rosslyn
                   Houston, Texas                              77086
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (281) 931-8884


         ---------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 8, 2006 the Company issued a press release announcing its financial results for its second quarter and six months ended June 30, 2006. A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1.

         The Company's press release announcing its financial results for its second quarter and six months ended June 30, 2006 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

                99.1  Press Release dated August 8, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BOOTS & COOTS INTERNATIONAL WELL
                                               CONTROL, INC.


Date: August 8, 2006                           By: /S/ Gabriel Aldape
                                                   -----------------------------
                                                   Gabriel Aldape
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Item     Exhibit
----     -----------------------------------------------------------------------
99.1     Press Release dated August 8, 2006.